UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On March 4, 2026, the Board of Directors (the “Board”) of Rush Enterprises, Inc. (the “Company”), upon the recommendation of the Compensation and Human Capital Committee of the Board (the “Compensation Committee”), approved the following compensation payments to the below named executive officers of the Company:

Cash Bonus Payments

After a review of competitive market data and the Company’s operating results for the 2025 fiscal year, the Compensation Committee approved the following cash bonus payments:

Name / Title	Cash Bonus

W. M. “Rusty” Rush President, Chief Executive Officer and Chairman of the Board	$3,508,150

Steven L. Keller Chief Financial Officer and Treasurer	$634,000

Jason Wilder Chief Operating Officer	$628,000

Jody Pollard Senior Vice President – Truck and Aftermarket Sales	$574,293

The cash bonuses will be paid on March 13, 2026.

Stock Option Grants

The Compensation Committee approved the following stock options exercisable for shares of the Company’s Class A common stock (the “Stock Options”):

Name / Title	Stock Options (#)

W. M. “Rusty” Rush President, Chief Executive Officer and Chairman of the Board	35,000

Steven L. Keller Chief Financial Officer and Treasurer	10,000

Jason Wilder Chief Operating Officer	10,000

Jody Pollard Senior Vice President – Truck and Aftermarket Sales	10,000

The Stock Options will be granted under the Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan (the “Plan”) on March 13, 2026 (the “Grant Date”). The Stock Options will have an exercise price equal to the closing sale price of the Company’s Class A common stock on the Grant Date and will vest in three equal annual installments beginning on the third anniversary of the Grant Date. Additional terms and conditions applicable to the Stock Options are set forth in the Form of Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan Stock Option Agreement attached as Exhibit 10.5 to the Company’s Form 10-K filed with the Securities and Exchange Commission on February 23, 2024.

Restricted Stock Awards

The Compensation Committee approved the following restricted stock awards (the “RSAs”):

Name / Title	RSAs (#)

W. M. “Rusty” Rush President, Chief Executive Officer and Chairman of the Board	50,000

Steven L. Keller Chief Financial Officer and Treasurer	25,000

Jason Wilder Chief Operating Officer	22,000

Jody Pollard Senior Vice President – Truck and Aftermarket Sales	17,400

The RSAs will be granted under the Plan on the Grant Date. In addition, per the terms of his Senior Advisor Agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 30, 2024, Michael J. McRoberts, Senior Advisor and a member of the Board of Directors of the Company, will receive a grant of RSAs valued at $250,000 on the Grant Date. The number of RSAs that will be granted to Mr. McRoberts will be determined based on the closing sale price of the Company’s Class B common stock on the Grant Date.

The RSAs entitle the grantee to receive shares of the Company’s Class B common stock upon satisfaction of the vesting conditions. The RSAs will vest in three equal installments beginning on the first anniversary of the Grant Date. Additional terms and conditions applicable to the RSAs are set forth in the Form of Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Agreement attached as Exhibit 10.6 to the Company’s Form 10-K filed with the Securities and Exchange Commission on February 23, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: March 5, 2026	By:	/s/ Michael Goldstone
Michael Goldstone
Senior Vice President, General Counsel and Corporate Secretary